Exhibit 1.1
EXECUTION VERSION
ORIENTAL FINANCIAL GROUP INC.
(a financial holding corporation incorporated in the Commonwealth of Puerto Rico)
7,600,000 Shares of Common Stock
(Par Value $1.00 Per Share)
UNDERWRITING AGREEMENT
March 16, 2010
KEEFE, BRUYETTE & WOODS, INC.
     as Representative of the several Underwriters
787 Seventh Avenue
4th Floor
New York, New York 10019
Ladies and Gentlemen:
     Oriental Financial Group Inc., a financial holding corporation incorporated in the Commonwealth of Puerto Rico (the “Company”), confirms its agreement with Keefe, Bruyette & Woods, Inc. (“Keefe Bruyette”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Keefe Bruyette is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock, par value $1.00 per share, of the Company (“Common Stock”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,140,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 7,600,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 1,140,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are referred to herein collectively as the “Securities.”
     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-155452), including the related base prospectus, covering the registration of certain classes of securities of the Company (including the Securities) under the Securities Act of 1933, as amended (the “1933 Act”), for offer and sale from time to time in accordance with Rule 415 of the rules and regulations of the Commission promulgated under the 1933 Act (the “1933 Act Regulations”). Such registration statement has been declared effective by the Commission under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement in accordance with the provisions of Rule 430B of the 1933 Act Regulations (“Rule 430B”) and paragraph (b) of Rule 424 of the 1933

Act Regulations (“Rule 424(b)”). Any information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to herein as “Rule 430B Information.” Each base prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information is referred to herein collectively as a “preliminary prospectus.” Such registration statement, including the amendments thereto, the exhibits and any schedules thereto, the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430B Information, is referred to herein as the “Registration Statement”; provided, however, that the term “Registration Statement” without reference to a time means such registration statement as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Underwriters and the Securities (within the meaning of Rule 430B(f)(2)); provided, further, that any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is referred to herein as the “Rule 462(b) Registration Statement”, and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final base prospectus and the prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the confirmations of sales of the Securities, including the documents incorporated or deemed incorporated by reference therein, are referred to herein collectively as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package (as defined herein) (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the Prospectus or the General Disclosure Package shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus, the Prospectus or the General Disclosure Package, as the case may be, at or after the execution of this Agreement.

     SECTION 1. Representations and Warranties and Agreements.
     (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter at the date hereof, at the Applicable Time (as defined in Section 1(a)(i) hereof), at the Closing Time referred to in Section 2(c) hereof, and at each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:
          (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 for registration under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective by the Commission under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated by the Commission. No order preventing or suspending the use of any preliminary prospectus, the Statutory Prospectus (as defined below) or the Prospectus has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated by the Commission. The Company has fully complied with any request on the part of the Commission.
     At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriters and the Securities pursuant to Rule 430B(f)(2), at the Closing Time and at each Date of Delivery (if any), each of the Registration Statement and any amendment or supplement thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, at the respective dates of the Prospectus or such amendment or supplement, at the respective times that the Prospectus and any such amendment or supplement were issued, at the Closing Time or at any Date of Delivery, included or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     At the Applicable Time, each Issuer-Represented Free Writing Prospectus (as defined below) identified on Schedule B hereto, the Statutory Prospectus and the information agreed to in writing by the Company and the Underwriters as the information to be conveyed orally by the Underwriters to purchasers of the Securities at the Applicable Time as set forth on Schedule C hereto, all considered together (collectively, the “General Disclosure Package”), did not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     The representations and warranties in the preceding two paragraphs shall not apply to statements in or omissions from the Registration Statement or any amendment thereto or any preliminary prospectus, the Prospectus, the Issuer-Represented Free Writing Prospectus or the General Disclosure Package or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by the Representative on behalf of the Underwriters expressly for use therein.

     Any preliminary prospectus, the Statutory Prospectus and the Prospectus complied or will comply, as the case may be, when filed with the Commission in all material respects with the 1933 Act and the 1933 Act Regulations.
     As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means 7:30 a.m. (New York City time) on the date of this Agreement or such other time as agreed by the Company and the Representative.
     “Statutory Prospectus”, at any given time, means the base prospectus that is included in the Registration Statement and the preliminary prospectus supplement relating to the Securities immediately prior to that time, including the documents incorporated or deemed incorporated by reference therein at such time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Statutory Prospectus only at the actual time that such form of prospectus is filed with the Commission pursuant to Rule 424(b).
     “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
     Each Issuer-Represented Free Writing Prospectus, at its issue date and at all subsequent times through the completion of the public offering contemplated hereby or until any earlier date that the Company notified or notifies the Representative as described in Section 3(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus, the Statutory Prospectus or the Prospectus, including any document incorporated or deemed incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
     (A) At the date of the original effectiveness of the Registration Statement, (B) at the earliest time after the original effectiveness of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and (C) at the execution of this Agreement (with such time of execution being used as the determination date for purpose of this clause (C)), the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.
          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), as applicable, and when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (a) at the original effectiveness of the Registration Statement, (b) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of the Securities, (c) at the Closing Time and (d) at each Date of Delivery (if any), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (iii) Independent Accountants. KPMG LLP, the accounting firm that certified the financial statements and supporting schedules included, incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations. With respect to the Company, KMPG LLP is not and has not been in violation of the auditor independence requirements of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (collectively, the “Sarbanes Oxley Act”) and the related rules and regulations of the Commission.
          (iv) Financial Statements. The financial statements included, incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included, incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included, incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included, incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. No other financial statements or schedules are required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be included, incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement the General Disclosure Package or the Prospectus regarding “non GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act, the 1934 Act Regulations and Item 10 of Regulation S-K under the 1933 Act, as applicable.
          (v) No Material Adverse Change. Since the respective dates as of which information is included, incorporated or deemed incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated in the

Registration Statement, the General Disclosure Package and the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock and the regular monthly dividends on the 7.0% Noncumulative Monthly Income Preferred Stock Series B and the 7.125% Noncumulative Monthly Income Preferred Stock Series A, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
          (vi) Good Standing of the Company. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.
          (vii) Good Standing of Significant Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing as a corporation, limited liability company, limited partnership, trust company, statutory business trust or bank, as the case may be, in good standing under the laws of the jurisdiction of its organization, has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. The deposit accounts of each of the Company’s subsidiary depository institutions are insured up to the applicable limits by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance has been instituted or is pending or, to the knowledge of the Company, is threatened or contemplated. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding shares of capital stock or other equity interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or other equity interests of any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other person. The only subsidiaries of the Company are (a) the Significant Subsidiaries listed on Schedule D hereto and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.
          (viii) Capitalization. The authorized, issued and outstanding capitalization of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances of Common Stock, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of outstanding convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person.
          (ix) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the Underwriters, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.
          (x) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale by the Company to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable. The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person. No holder of Securities will be subject to personal liability by reason of being such a holder. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same.
          (xi) Other Outstanding Securities. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or statutory), warrants or options to acquire from the Company, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance by the Company of, any shares of capital stock or other equity interests of the Company, and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act or otherwise register for resale any securities of the Company owned or to be owned by such person.

          (xii) Noncontravention. The execution, delivery and performance of this Agreement, the issue and sale of the Securities by the Company and the performance by the Company of all of its obligations under this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the use of the proceeds from the sale of the Securities as described therein) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the provisions of the charter, bylaws or other organizational documents of the Company or any of its subsidiaries or (iii) any applicable statute, order, rule or regulation of any U.S. federal, state or local or international court, government or governmental or regulatory body or agency (each, a “Governmental Entity”) having jurisdiction over the Company or any of its subsidiaries or any of their property, assets or operations except, with respect to clauses (i) and (iii), for those conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
          (xiii) No Consents. No filing with, or consent, approval, authorization, order, license, registration, qualification or decree of or with any Governmental Entity is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance, sale or delivery of the Securities, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except as may be required (i) under the rules and regulations of the New York Stock Exchange (the “NYSE”) and Financial Industry Regulatory Authority (“FINRA”) or (ii) under the securities or Blue Sky laws of the various states and other jurisdictions in connection with the purchase and distribution of the Securities by the Underwriters.
          (xiv) Absence of Defaults. Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.
          (xv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.
          (xvi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein) or which would reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or which would, singly or in the aggregate, materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.
          (xvii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.
          (xviii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy would, singly or in the aggregate, result in a Material Adverse Effect.
          (xix) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them. The Company and its subsidiaries are in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has failed to file with applicable Governmental Entities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be in such compliance would not, singly or in the aggregate, result in a Material Adverse Effect, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any Governmental Entity with respect to any such filings or submissions.
          (xx) No Regulatory Proceedings. Except as set forth in Schedule F, neither the Company nor any of its subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding or similar agreement or other regulatory enforcement action, proceeding or order with or by, or is a party to or recipient of a commitment letter, supervisory letter or similar undertaking to or from, or is subject to any directive by, any Governmental Entity charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has been advised by any such Governmental Entity that such Governmental Entity is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar undertaking. There is no unresolved violation, criticism or exception by any such Governmental Entity with respect to any examination of the Company and its subsidiaries which would, singly or in the aggregate, result in a Material Adverse Effect.
          (xxi) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package and the Prospectus are in full force and effect. Neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any such subsidiary under any of such leases or subleases or affecting or questioning the rights of the Company or any such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.
          (xxii) Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance with prudent business practice and applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of its subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.
          (xxiii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any U.S. federal, state or local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.
          (xxiv) Taxes. The Company and each of its subsidiaries has (a) timely filed all material foreign, United States federal, Puerto Rico and local tax returns, information returns, and similar reports that are required to be filed (taking into account valid extensions), and all tax returns are true, correct and complete, and (b) paid in full all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent that any of the foregoing is due and payable.
          (xxv) ERISA. Each of the Company, the Company’s subsidiaries and their respective “ERISA Affiliates” (as defined below) are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (collectively, “ERISA”). No “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company, any of the Company’s subsidiaries or their respective ERISA Affiliates would have any liability. None of the Company, the Company’s subsidiaries or their respective ERISA Affiliates have incurred, or expect to incur, liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”). Each “employee benefit plan” for which the Company, any of the Company’s subsidiaries or any of their respective ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 400(b) of ERISA of which the Company or such subsidiary is a member.
          (xxvi) Insurance. The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes are adequate for the conduct of the business of the Company and its subsidiaries and the value of their properties and as are customary in the business in which the Company and its subsidiaries are engaged. Neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.
          (xxvii) OFAC. None of the Company, any of the Company’s subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate (as such term is defined in rule 501(b) under the 1933 Act, “Affiliates”) of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of any sale of Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
          (xxviii) Unlawful Payments. None of the Company, any of the Company’s subsidiaries or, to the knowledge of the Company, any Affiliate of the Company has: (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
          (xxix) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
          (xxx) Statistical and Market Data. The statistical and market related data contained in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company believes are reliable and is accurate in all material respects.
          (xxxi) Relationship. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders,

customers or suppliers of the Company or any of its subsidiaries, on the other hand, that is required by the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement, the General Disclosure Package and the Prospectus and that is not so described.
          (xxxii) Internal Control Over Financial Reporting. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
          (xxxiii) Disclosure Controls and Procedures. The Company and its subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act), which (A) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within the Company and its subsidiaries to allow timely decisions regarding disclosure, and (B) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the disclosure controls and procedures of the Company and its subsidiaries, the Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the most recent evaluation of the disclosure controls and procedures of the Company and its subsidiaries, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.
          (xxxiv) Compliance with the Sarbanes Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.
          (xxxv) Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

          (xxxvi) No Stabilization or Manipulation. Neither the Company nor any of the Company’s subsidiaries or any other Affiliates has taken, directly or indirectly, any action that has constituted or is designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
          (xxxvii) No Unauthorized Dissemination of Materials. Neither the Company nor any of the Company’s subsidiaries or other Affiliates has distributed or, prior to the later to occur of (i) the expiration of the option described in Section 2(b) hereof and (ii) completion of the distribution of the Securities, will distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Representative in accordance with Section 3(n) hereof.
          (xxxviii) Forward Looking Statements. No forward looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or other than in good faith.
          (xxxix) Lock-Up Agreements. Each of the Company’s executive officers and directors as listed on Schedule E hereto, has executed and delivered lock-up agreements as contemplated by Section 5(i) hereof.
          (xl) Fees. Other than as specified in this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.
     (b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
     SECTION 2. Sale and Delivery to Underwriters; Closing.
     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the price per share set forth in Schedule C hereto that number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.
     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,140,000 Option Securities, at the price per share set forth in Schedule C hereto, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.
     (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Patton Boggs LLP, 1185 Avenue of the Americas, 30th Floor, New York, NY 10036, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being referred to herein called “Closing Time”).
     In addition, in the event that any or all of the Option Securities are being purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.
     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities being purchased by them. The Company shall deliver the Initial Securities and Option Securities, if any, through the facilities of The Depository Trust Company (the “DTC”) unless the Representative shall otherwise instruct. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Keefe Bruyette individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, being purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of

Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.
     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:
     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities shall de declared or otherwise become effective, or any amendment or supplement to the Prospectus shall have been transmitted to the Commission for filing, (ii) of the transmittal to the Commission for filing of any document to be filed or furnished pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, any preliminary prospectus, the Statutory Prospectus or the Prospectus or the documents incorporated or deemed to be incorporated by reference therein, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus or for additional information relating thereto, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order by any Governmental Entity preventing or suspending the use of any preliminary prospectus, the Statutory Prospectus or the Prospectus, or of the initiation or threatening of any proceeding for any of such purpose, (vi) of any examination pursuant to Section 8(d) or Section 8(e) of the 1933 Act concerning the Registration Statement, (vii) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities, and (viii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any stop, prevention or suspension order or notification and, if issued, to obtain the lifting thereof at the earliest possible moment.
     The Company will promptly effect the filings necessary pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.
     (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment or supplement to the General Disclosure Package or the Prospectus

or any new registration statement relating to the Securities, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.
     (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and the Statutory Prospectus as such Underwriter reasonably requested. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Company hereby consents to the use of such copies for purposes permitted by the 1933 Act and the 1933 Act Regulations. The preliminary prospectus, the Statutory Prospectus, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement. If, at any time when a prospectus relating to the Securities is required to be delivered (or but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”) would be required to be delivered) under the 1933 Act in connection with sales of Securities, any event or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement, the General Disclosure Package or the Prospectus in order that such will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the General Disclosure Package and the Prospectus, in the light of the circumstances under which they were made) not misleading, or if it shall be necessary, in the opinion of such counsel, to amend the Registration Statement or amend or supplement the Statutory Prospectus or the Prospectus to comply with the 1933 Act or the 1933 Act Regulations or to file a new registration statement relating to the Securities, the Company promptly will (1) notify the Representative of any such event or development, (2) prepare and file with the Commission, subject to Section 3(b) hereof, such amendment, supplement or new registration statement which will correct such untrue statement or omission, effect such compliance or satisfy such filing requirement, (3) use its best efforts to have any such amendment to the Registration Statement or new registration statement declared effective as soon as possible (if not an automatic shelf registration statement) and (4) supply any amended or supplemented General Disclosure Package or Prospectus to the Underwriters in such quantities as they may reasonably request. If at any time following the issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities), any preliminary prospectus, the Statutory Prospectus or the Prospectus or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect until the later of (i) the expiration of the option described in Section 2(b) hereof and (ii) the completion of the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdiction as the Underwriters may request.
     (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.
     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus.
     (i) Listing. The Company will use its best efforts to obtain, effect and maintain the listing of the Securities on the NYSE.
     (j) Restriction on Sale of Securities. During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, provided that such options shall not be vested and exercisable within the 90-day restricted period referred to above, or (D) any shares of Common Stock issued pursuant to any non employee director stock plan or dividend reinvestment plan. In the event that either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company and/or subsidiaries occurs, or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company and/or subsidiaries occurs. The Company shall promptly notify the Representative of any earnings releases, news or events that may give rise to an extension of any such restricted period.
     (k) Reporting Requirements. The Company, until the later of (i) the expiration of the option described in Section 2(b) hereof and (ii) the completion of the distribution of the Securities, will file, subject to Section 3(b) hereof, all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.
     (l) Lock-Up Agreements. The Company agrees to restrict the transfer of Securities by persons listed on Schedule E hereto within the 90-day restricted period following the date of this Agreement.
     (m) Issuer Free Writing Prospectus. The Company represents and agrees that, unless it obtains the prior written consent of the Representative and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission other than the Issuer-Represented Free Writing Prospectuses, if any, identified on Schedule B hereto. Each of the Issuer-Represented Free Writing Prospectuses, if any, identified on Schedule B hereto and free writing prospectuses consented to by the Company and the Representative is referred to herein as an “Issuer-Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Issuer-Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Issuer-Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

     SECTION 4. Payment of Expenses.
     (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement Among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, the Statutory Prospectus, any Issuer-Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto (including any costs associated with electronic delivery of these materials), (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers and other representatives of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) any review by FINRA of the terms of the sale of the Securities, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, and (x) the fees and expenses incurred in connection with the listing of the Securities in the NYSE.
     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.
     SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1(a) hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:
     (a) Effectiveness of Registration Statement. (i) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, (ii) each of the preliminary prospectus, the Statutory

Prospectus and the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B), and no order preventing or suspending the use of any preliminary prospectus, the Statutory Prospectus or the Prospectus shall have been issued by the Commission or any other Governmental Entity, and (iii) any material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433.
     (b) Opinion of Counsel for Company. At the Closing Time, the Underwriters shall have received the favorable opinion or opinions, dated the Closing Time, of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriters may reasonably request; and (ii) of McConnell Valdés LLC, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.
     (c) Opinion of Counsel for the Underwriters. At the Closing Time, the Underwriters shall have received the favorable opinion, dated the Closing Time, of Patton Boggs LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. The opinion shall address the matters the Representative may reasonably request. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the State of New York and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials. In addition, in rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdiction other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon opinions of counsel of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, and an opinion of McConnell Valdés LLC, special counsel for the Company, each dated the Closing Time. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.
     (d) Officers’ Certificate. At the Closing Time, there shall not have been, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Effect, and the Representative shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated the Closing Time, to the effect that (i) there has been no Material Adverse Effect, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement or order preventing or suspending the use of any preliminary prospectus, the Statutory Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or is pending or, to his or her knowledge, is threatened or contemplated by the Commission or any other Governmental Entity.
     (e) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.
     (f) Bring down Comfort Letter. At the Closing Time, the Underwriters shall have received from KPMG LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.
     (g) Approval of Listing. The Common Stock (including the Securities) is registered pursuant to Section 12(b) of the 1934 Act and is listed on the NYSE, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NYSE, and the Company has not received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.
     (h) Lock-Up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule E hereto.
     (i) Delivery of General Disclosure Package and Prospectus. The Company shall have furnished to the Underwriters the General Disclosure Package prior to the Applicable Time and the Prospectus on the New York business day next succeeding the date of this Agreement.
     (j) No Termination Event. On or after the date hereof, there shall not have occurred any of the events, circumstances or occurrences set forth in Section 9(a) hereof.
     (k) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:
          (i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinions of Counsel for Company. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, and the favorable opinion of McConnell Valdés LLC, special counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.
          (iii) Opinion of Counsel for Underwriters. The favorable opinion of Patton Boggs LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.
          (iv) Bring down Comfort Letter. Letter from KPMG LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(f) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.
          (v) No Termination Event. There shall not have occurred prior to such Date of Delivery any of the events, circumstances or occurrences set forth in Section 9(a) hereof.
     (l) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may have reasonably requested for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.
     (m) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 14 shall survive any such termination and remain in full force and effect.
     SECTION 6. Indemnification.
     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its Affiliates, its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the Rule 430B Information, or any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the Statutory Prospectus, any Issuer-Represented Free Writing Prospectus, the General Disclosure Package, the Prospectus or the roadshow materials used in connection with the offer of the Securities or in any amendment or supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and
          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, including the Rule 430B Information, or any amendment thereto, or in any preliminary prospectus, the Statutory Prospectus, any Issuer-Represented Free Writing Prospectus, the General Disclosure Package or the Prospectus or any amendment or supplement thereto; it being understood that the parties acknowledge and agree that the only written information that the Underwriters have furnished through the Representative to the Company specifically for inclusion therein is the concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting” and the information contained under the captions “Underwriting — Price stabilization and short positions” and “Underwriting — Passive market making”.
     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, including the Rule 430B Information, or any amendment thereto, or in any preliminary prospectus, the Statutory Prospectus, any Issuer-Represented Free Writing Prospectus, the General Disclosure Package or the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; it being understood that the parties acknowledge and agree that the only written information that the Underwriters have furnished to the Company specifically for inclusion therein is the concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting” and the information contained under the captions “Underwriting — Stabilization” and “Underwriting — Passive Market Making”.
     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
     The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus.
     The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company, on the one hand, and the Underwriters, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue statement or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of the Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.
     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers and other representatives of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any (i) investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter or its officers or other representatives, or by or on behalf of the Company, and (ii) delivery of and payment for the Securities.
     SECTION 9. Termination of Agreement.
     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including, without limitation, as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, or if trading generally on the NYSE or in the Nasdaq Global Select Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by the NYSE or the Nasdaq Global Select Market or by order of the Commission, FINRA or any other Governmental Entity, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Europe, or (v) if a banking moratorium has been declared by either United States federal or New York authorities.
     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 14 shall survive such termination and remain in full force and effect.
     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:
     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.
     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.
     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention of General Counsel; notices to the Company shall be directed to it, to the attention of General Counsel, at Oriental Financial Group Inc., 997 San Roberto Street, San Juan, Puerto Rico 00926.
     SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors and assigns and the controlling persons and officers, directors, Affiliates and selling agents referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors and assigns, and said controlling persons, officers, directors, Affiliates and selling agents and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. No Fiduciaries. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of the Company’s subsidiaries, any shareholders, creditors or employees of the Company or any of its subsidiaries or any other third party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any of its subsidiaries with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries on other matters), and no Underwriter has any obligation to the Company or any of its subsidiaries with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its subsidiaries, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.
     SECTION 15. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section and provision headings herein are for convenience only and shall not affect the construction hereof.
[Signature Page Follows]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a valid and legally binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours, ORIENTAL FINANCIAL GROUP INC.
By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written: KEEFE BRUYETTE & WOODS, INC.
By:
Name:
Title:

For itself and as Representative of the other Underwriters
named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Number of Initial Securities
Keefe, Bruyette & Woods, Inc.	6,460,000
Oriental Financial Services Corp.	1,140,000

Total	7,600,000

Schedule A-1

SCHEDULE B
Issuer-Represented Free Writing Prospectus
None.

Schedule B-1

SCHEDULE C

Total Shares Offered:	7,600,000 shares of Common Stock

Option to Purchase
Additional Shares:	1,140,000 shares of Common Stock

Initial Price to Public:	$11.40 per share

Price Per Share to be
Paid by the Underwriters:	$10.773 per share, being an amount equal to the initial price to public set forth above less $0.627 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Schedule C-1

SCHEDULE D
List of Subsidiaries
A)	ORIENTAL BANK AND TRUST - an insured non-member commercial bank organized and existing under the laws of the Commonwealth of Puerto Rico.

B)	ORIENTAL FINANCIAL SERVICES CORP. - a registered securities broker-dealer organized and existing under the laws of the Commonwealth of Puerto Rico.

Schedule D-1

SCHEDULE E

List of Persons and Entities Subject to Lock-Up
Directors:
José J. Gil de Lamadrid
José Rafael Fernández
Juan C. Aguayo
Pablo I. Altieri
Maricarmen Aponte
Francisco Arriví
Nelson García
Julian S. Inclán
Rafael Machargo Chardón
Pedro Morazzani
Josen Rossi
Named Executive Officers:
José Rafael Fernández
Julio R. Micheo
Norberto González
Ganesh Kumar
José Gabriel Díaz
Executive Officers:
Mari Evelyn Rodríguez
L. Raúl Salvá
Sylvia Rivera
Carlos A. Viña
César A. Ortiz

Schedule E

EXHIBIT F
NO REGULATORY PROCEEDINGS
The memorandum of understanding dated November 8, 2007.

Schedule F

EXHIBIT A-1

FORM OF OPINION DELIVERED PURSUANT TO 5(b)
          1. The Underwriting Agreement has been duly executed and delivered by the Company to the extent that execution and delivery thereof are questions of New York law.
          2. The execution and delivery by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (ii) violate or conflict with, or result in any contravention of, any Applicable Law or Applicable Orders. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.
          3. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.
          4. To our knowledge, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed.
          5. The form of certificate used to evidence the Common Stock complies in all material respects to the listing requirements of the New York Stock Exchange.
          6. The statements in the Prospectus and General Disclosure Package under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.
          7. The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940.
          8. Under current United States federal income tax law, although the discussion set forth in the Prospectus and the Prospectus Supplement under the caption “Material United States Federal Income Tax Considerations” does not purport to summarize all possible United States federal income tax considerations of the acquisition, ownership, and disposition of the Securities offered pursuant to the Prospectus and the Prospectus Supplement, such discussion

Exhibit A-1

constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the acquisition, ownership, and disposition of the Securities offered pursuant to the Prospectus and the Prospectus Supplement that are anticipated to be material to U.S. Holders, subject to the qualifications set forth therein.
          9. (i) The Registration Statement, at the Effective Time (as defined below), and the Prospectus, as of its date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report thereon, or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ attestation report thereon, or the statements contained in the exhibits to the Registration Statement).
          10. In addition, based on the foregoing, we confirm to you that (i) the Prospectus has been filed with the SEC within the time period required by Rule 424 of the Rules and Regulations and (ii) any required filing of Issuer General Use Free Writing Prospectuses pursuant to Rule 433 of the Rules and Regulations has been filed with the SEC within the time period required by Rule 433(d) of the Rules and Regulations.

Exhibit A-1

EXHIBIT A-2
FORM OF OPINION DELIVERED PURSUANT TO 5(b)
          (i) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended, and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico.
          (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement.
          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.
          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of outstanding convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). All of the issued and outstanding shares of capital stock of the Company (including the Common Stock) conform to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person.
          (v) Each Significant Subsidiary has been duly organized and is validly existing as a corporation, limited liability company, limited partnership, trust company, statutory business trust or bank, as the case may be, in good standing under the laws of the jurisdiction of its organization, has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.
          (vi) All of the issued and outstanding capital stock or other equity interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-

Exhibit A-2

assessable and, to the best of our knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock or other equity interests of any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other person.
          (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
          (viii) The Securities have been duly authorized for issuance and sale by the Company to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person. No holder of Securities is or will be subject to personal liability by reason of being such a holder.
          (ix) The form of certificate used to evidence the Common Stock (including the Securities) complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.
          (x) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which any property or assets of the Company or any of its subsidiaries is subject, before or brought by any Governmental Entity which (A) might reasonably be expected to result in a Material Adverse Effect, (B) might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder, or (C) are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, other than as disclosed therein.
          (xi) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion, when they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and 1934 Act Regulation.
          (xii) The information in (A) the Registration Statement, Statutory Prospectus and the Prospectus under “Description of Capital Stock,” (B) the Registration Statement under Item 15, and (C) the Company’s most recent annual report on Form 10-K under “Business — Regulation and Supervision,” to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

Exhibit A-2

          (xiii) To the best of our knowledge, under Puerto Rico law, neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.
          (xiv) The execution, delivery and performance of the Underwriting Agreement, the issue and sale of the Securities by the Company and the performance by the Company of all of its obligations under the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (including the use of proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations under the Underwriting Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries.

Exhibit A-2

EXHIBIT B
FORM OF LOCK-UP LETTER
March [•], 2010
KEEFE, BRUYETTE & WOODS, INC.
   as Representative of the several Underwriters
   to be named in the Underwriting Agreement
787 Seventh Avenue, 4th Floor
New York, New York 10019
     Re: Proposed Public Offering by Oriental Financial Group Inc.
Ladies and Gentlemen:
     The undersigned, an executive officer and/or director of Oriental Financial Group Inc., a financial holding corporation incorporated in the Commonwealth of Puerto Rico (the “Company”), understands that Keefe, Bruyette & Woods, Inc. (“Keefe Bruyette”), as representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering of shares (the “Securities”) of the Company’s common stock, $1.00 par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as an executive officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of Keefe Bruyette, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. In the event that either (i) during the period that begins on the date that is 15 calendar days plus three (3) business days before the last day of the 90-day restricted period and ends on the last day of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions set forth herein will continue to apply until the expiration of the date that is 15 calendar days plus three (3) business days after the date on which the earnings release is issued or the material news or event related to the Company occurs. The Company shall promptly

Exhibit B-1

notify Keefe Bruyette of any earnings releases, news or events that may give rise to an extension of the initial restricted period.
     Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or family limited partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) pledged in a bona fide transaction outstanding as of the date hereof to a lender to the undersigned, as disclosed in writing to Keefe Bruyette, (iv) pursuant to the exercise by the undersigned of stock options that have been granted by the Company prior to, and are outstanding as of, the date of the Underwriting Agreement, where the Common Stock received upon any such exercise is held by the undersigned, individually or as fiduciary, in accordance with the terms of this Lock-Up Agreement, or (v) with the prior written consent of Keefe Bruyette. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, the undersigned may sell or make deemed sales of Common Stock to the Company pursuant to net exercises or cashless exercises of options outstanding on the date hereof to the extent that such shares of Common Stock are not subsequently sold by the Company on the open market for a period commencing on the date of the Underwriting Agreement and ending 90 days after the date of the Underwriting Agreement.
     The undersigned now has and, except as contemplated by clauses (i) through (v) above, for the duration of the Lock-Up Agreement will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever, except with respect to any liens, encumbrances and claims that were in existence on the date hereof. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s common stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.
     The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.
     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-up Agreement.

Exhibit B-2

     This Lock-up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

Signature:

Print Name:

Exhibit B-3